Exhibit 10.11

                  Lease Agreement (Nationwide Funding, L.L.C.)

EQUIPMENT LEASE AGREEMENT                          -----------------------------
--------------------------------------------
LESSOR:  NATIONWIDE FUNDING, LLC                     AGREEMENT #
         300 W. Adams Ste. 510                            22000
         Chicago, IL  60606
--------------------------------------------       -----------------------------
--------------------------------------------------------------------------------
EQUIPMENT
         DESCRIPTON                         QUANTITY MODEL #   SERIAL #
         See Schedule 'A'

         EQUIPMENT LOCATION IF OTHER THAN BILLING ADDRESS OF LESSEE
         See Schedule 'A'
--------------------------------------------------------------------------------
                    ------------------------------------------------------------
                    TERMS AND CONDITIONS

                    The words YOU and YOUR mean the Lessee. The words WE, US and
                    OUR refer to the Lessor indicated on reverse.
------------------
    TERM & RENT     1. RENTAL ("AGREEMENT"). We agree to rent to you and you
   INITIAL TERM     agree to rent from us the equipment listed above
     60 MONTHS      ("Equipment"). You promise to pay us the rental payment
                    according to the payment schedule shown above. The parties
  MONTHLY RENTAL    intend this Agreement to MONTHLY RENTAL be a finance lease
PAYMENT $4,659.24   under Article 2A of the Uniform PAYMENT $4,659.24 Commercial
 (PLUS APPLICABLE   Code.
       TAX)
                    2. TERM AND RENT: The initial term shall commence on the day
      ADVANCE       that any of the Equipment is delivered to you (The
1ST & LAST PAYMENT  Commencement Date). The installments of rent shall be
     $9,318.48      payable in advance at the time and in the amounts provided
    (CHECK MUST     above, commencing on the Commencement Date and subsequent
  ACCOMPANY LEASE) payments shall be due on the same date of each successive ------------------ period thereafter until all rent and any additional rent or expenses chargeable under this Agreement shall have been paid in full. Lessee obligation to pay the rent and other obligations hereunder shall be absolute and unconditional and are not subject to any abatement, set-off, defense or counter-claim for any reason whatsoever.

                    3. NO WARRANTIES: We are renting the Equipment to you "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THIS AGREEMENT. We transfer to you for the term of this Agreement any warranties made by manufacturer or supplier to us. NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR MODIFY ANY TERM OR CONDITON OF THIS AGREEMENT.
                    ------------------------------------------------------------
--------------------------------------------------------------------------------
LESSEE  AVALON-BORDER COMPANIES, INC. & AVALON
        MEDIA GROUP, INC., JOINTLY & SEVERALY       PHONE NO:  423-485-5554
BILLING ADDRESS 5959 Shallowford Road, Suite 4093
                Chattanooga, TN  37421

                                    THIS AGREEMENT IS NOT CANCELABLE

BY:  /s/  JAMES BOHANNON                    X /s/  JAMES BOHANNON       10/18/99
     ---------------------------------        ----------------------------------
AUTHORIZED SIGNATURE:  JAMES BOHANNON,        JAMES BOHANNON,           DATE
                       CHAIRMAN FOR           CHAIRMAN FOR
                       AVALON BORDEN          AVALON MEDIA GROUP, INC.
                       COMPANIES, INC.
PRINT NAME:  JAMES BOHANNON
             /s/ JAMES BOHANNON
             ------------------
         THE TERMS AND CONDITIONS PRINTED WITHIN ARE MADE A PART HEREOF
--------------------------------------------------------------------------------
                                    GUARANTY

To induce Lessor to enter into the within Agreement, the undersigned (jointly and severally, if more than one) unconditionally guarantees to Lessor the prompt payment when due of all Lessee's obligations to Lessor under the Agreement including without limitation, every rental installment, the accelerated balance of rents, administrative charges, collection charges, and interest. Lessor shall not be required to proceed against Lessee or Equipment or to enforce any of its other remedies before proceeding against the undersigned. The undersigned agrees to pay all reasonable attorney's fees, court costs and other expenses incurred by Lessor by reason of any default by Lessee. The undersigned waives notice of acceptance hereof and all the other notices or demands of any kind to which the undersigned may be entitled except demand for payment. The undersigned consents to any extensions of time or modification or amount of payment granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors and/or guarantors without in any way releasing the undersigned's obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by your administrators, representatives, successors and assigns. Guarantor waives any right of subrogation, indemnity, reimbursement and contribution by Lessee. This Guaranty shall continue to be effective or reinstated, as applicable if at any time payment of any part of the obligations under the Agreement is rescinded or otherwise required to be returned by Lessor upon the insolvency, bankruptcy, or reorganization of Lessee or upon the appointment of a receiver, trustee or similar officer for Lessee or its assets, all as though such payment to Lessor had not been made, regardless of whether Lessee contested the order requiring the return of such payment. This Guaranty may be enforced by or for the benefit of any assignee or successor of Lessor. Nothing shall discharge or satisfy the undersigned's liability except the full performance and payment of all the Lessee's obligation to Lessor with interest. THE UNDERSIGNED CONSENTS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF ANY LEASE, GUARANTY SETTLEMENT AGREEMENT, PROMISSORY NOTE OR OTHER ACCOMMODATION OR AGREEMENT WITH LESSOR. THIS MEANS THAT ANY LEGAL ACTION FILED AGAINST THE LESSEE AND/OR GUARANTORS MAY BE FILED IN NEW JERSEY AND THAT LESSEE AND/OR ANY OF THE GUARANTORS MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. Lessee and all Guarantors agree that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. Any legal action concerning this Agreement shall be governed by and construed according to the laws of the State of New Jersey.

                                          X--------------------------------
    X--------------------------------      GUARANTOR SIGNATURE        DATE
     WITNESS SIGNATURE          DATE       INDIVIDUALLY

                                           --------------------------------
                                           PRINT NAME
     --------------------------------
     PRINT NAME
                                          X--------------------------------
                                           GUARANTOR SIGNATURE        DATE
                                           INDIVIDUALLY

                                           --------------------------------
                                           PRINT NAME

4. OWNERSHIP REDELIVERY AND RENEWAL: We are the owner of the Equipment and have title to the Equipment. To protect our rights in the Equipment, in the event this Agreement is determined to be a security agreement, you hereby grant to us a security interest in the Equipment and all proceeds, products, rents or profits therefrom in states where permissible you hereby authorize us to cause this Agreement or any statement or other instrument in respect to this Agreement showing our interest in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded and re-filed and re-recorded and grant us the right to execute your name thereto. You agree to execute and deliver any statement or instrument requested by us for such purpose. You agree to pay or reimburse us for any searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement. No more than one hundred eighty (180) days but not less than ninety (90) days prior to the expiration of the initial term or any renewal term of this Agreement you shall give us written notice of your intention to either return the Equipment to us or purchase the Equipment as provided below. Provided you have given such timely notice you shall return the Equipment, freight and insurance prepaid, to us, in good repair condition and working order, ordinary wear and tear excepted, in a manner and to a location designated by us or remit the purchase option. If you fail to so notify us, or having notified us, you fail to return the Equipment as provided herein, or fail to remit the purchase option, this Agreement shall renew for additional terms of twelve (12) months each at a periodic rent equal to 100% of the rent provided herein.

5. OPTION TO PURCHASE: We hereby grant to you, provided you are not in default hereunder, the option to purchase, "AS IS" without express or implied warranties, all (not part) of the Equipment at the expiration of the term of this Agreement for its then fair market value plus all applicable taxes.

6. MAINTENANCE, RISK OF LOSS, AND INSURANCE: You are responsible for installing and keeping the Equipment in good working order. Except for ordinary wear and tear, you are responsible for protecting the Equipment from damage and loss of any kind. If the Equipment is damaged or lost, you agree to continue to pay rent. You agree during the term of this Agreement, to keep the Equipment fully insured against damage and loss, naming us as the loss payee to obtain a general public liability insurance policy from a company acceptable to us, including us as an additional insured on the policy. You agree to provide us certificates or other evidence of insurance. If you do not, you agree that we have the right but not the obligation to obtain such insurance, in which event you agree to pay us for all costs thereof.

7. INDEMNITY We are not responsible for any losses or injuries caused by the installation, removal or use of the Equipment. You shall indemnify and hold us harmless from and against any claims, actions, proceedings, damages, expenses and costs (including attorney's fees and costs) arising out of or in connection with the Equipment or this Agreement including without limitation, the possession, use, rental, operation and return of the Equipment.

8. TAXES AND FEES: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Equipment or to this Agreement, now or hereafter imposed, levied or assessed by any state, federal or local government or agency. You agree to pay us a fee of $67.50 to reimburse us for the expense of preparing financing statements and for other documentation costs.
EQUIPMENT LOCATED IN VARIOUS STATES is subject to sales tax which require that tax to be paid up front. If you choose to pay this tax up front, you may include, with your security deposit, your check for the current percent of tax applied to the cost of Equipment. If you do not include payment up front, you authorize us to advance the tax and increase your monthly payment by an amount equal to the current tax percentage applied to the monthly rental shown above.

9. LOCATION OF EQUIPMENT: You will keep and use the Equipment only at your address shown above. You agree that the Equipment will not be removed from that address unless you get our written permission in advance to move it.

10. DEFAULT AND REMEDIES: If you (a) fail to pay rent or any other payment hereunder when due; or (b) fail to perform any of the terms, covenants or conditions of this Agreement after ten (10) days written notice; or (c) become insolvent or make an assignment for the benefit of creditors; or (d) a receiver, trustee, conservator or liquidator is appointed with or without your consent, you shall be in default under the Agreement and, we may to the extent permitted by applicable law, exercise any one or more of the following remedies: (i) declare due, sue for and receive from you the sum of all rental payments and other amounts then due and owing under this Agreement or any schedule hereto, plus the present value of (x) the sum of the rental payments for the unexpired term of this Agreement or any schedule hereto discounted at the rate of 6% per annum and (y) the anticipated value of the Equipment at the end of the initial term of applicable renewal term of the Agreement (but in no event less than 15% of the original cost of the Equipment) discounted at the rate of 6% per annum and upon recovery of the same in full, the Equipment shall become your property;
(ii) to similarly accelerate the balances due under any other agreements between us; (iii) to take immediate possession of the Equipment, and to lease or sell the Equipment or any portion thereof, upon such terms as we may elect, and to apply the net proceeds, less reasonable selling and administrative expenses, on account of your obligations hereunder; (iv) charge you interest on all monies due us from and after the date of default at the rate of one and one third percent (1-1/3%) per month until paid but in no event more than the maximum rate permitted by law; (v) require you to return all Equipment at your expense to a place reasonably designated by us; (vi) to charge you for all the expenses incurred in connection with the enforcement of any of our remedies including all costs of collection, reasonable attorney's fees and court costs. When ever any payment is not made by you when due hereunder, you agree to pay us, not later than one month thereafter, as an administrative charge to offset our collection expenses, an amount calculated at the rate of ten cents per one dollar for each such delayed payment, or $15 whichever is higher, but only to the extent permitted by law. Such amount shall be payable in addition to all amounts payable by you as a result of the exercise of any of the remedies provided herein. All our remedies are cumulative, are in addition to any other remedies provided for by law and may, to the extent permitted by law, be exercised either concurrently or separately. Exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on our part to exercise any right or remedy and no delay in exercising any right or remedy shall operate as a waiver of any right or remedy or to modify the terms of this Agreement. A waiver of default shall not be construed as a waiver of any other or subsequent default. We shall retain the sum set forth above as a security deposit for your performance of your obligations hereunder. Upon lawful termination of this Agreement, provided you are not in default, the Security Deposit shall be returned to you. No interest shall be paid upon said Security Deposit. In the event of default we may apply said Security Deposit to cure any default.

11. ASSIGNMENT; YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN THIS AGREEMENT OR SUBLEASE THE EQUIPMENT: We may sell, assign or transfer this Agreement, without notice. You agree that if we sell, assign or transfer this Agreement, the new owner will have the same rights and benefits that we have now and will not have to perform any of our obligations. You agree that the right of the new owner will not be subject to any claims, defenses, or set offs that you may have against us. In the event of a sale, assignment or transfer, we agree to remain responsible for our obligations hereunder.

12. CONSENT TO JURISDICTION AND GOVERNING LAW: YOU CONSENT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE EQUIPMENT. THIS MEANS THAT ANY LEGAL ACTION FILED AGAINST YOU MAY BE FILED IN NEW JERSEY AND THAT YOU MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. You agree that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. However, nothing in this paragraph shall be construed to limit the jurisdictions in which suit may be filed by any party to this Agreement or the means of obtaining service of process in any such suit. This Agreement shall be governed by and construed according to the laws of the State of New Jersey. TO THE EXTENT PERMITTED BY LAW, YOU WAIVE TRIAL BY JURY IN ANY ACTION HEREUNDER YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES GRANTED YOU BY SECTION 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE.

13. CUSTOMER P.O.: You agree that any Purchase Order issued to us covering the rental of this Equipment, is issued for purposes of authorization and your internal use only, and none of its terms and conditions shall modify the terms of this Agreement.

ENTIRE AGREEMENT: This Agreement contains the entire arrangement between you and us and no modifications of this Agreement shall be effective unless in writing and signed by the parties.

LESSEE X   /s/ James Bohannon       TITLE:  CHAIRMAN        DATE   10/18/99
         ------------------------         ---------------       ----------------
         JAMES BOHANNON, CHAIRMAN FOR AVALON-BORDEN COMPANIES, INC.

X /s/ James Bohannon
 --------------------------------------------------------------------
       JAMES BOHANNON, CHAIRMAN FOR AVALON-MEDIA GROUP, INC.


--------------------------------------------------------------------------------

          BY:_________________________TITLE:_______________________DATE:________
ACCEPTED:
          LESSOR:  NATIONWIDE FUNDING, LLC

--------------------------------------------------------------------------------

                             DELIVERY AND ACCEPTANCE

We (the leasing customer) certify that all equipment referred to in the Lease Agreement has been delivered and is fully installed. We also certify that we have inspected the equipment and that it is in good operating order and fit for our intended use. We unconditionally accept the equipment and acknowledge that it has not been accepted on a "trial" basis. We now request that the leasing company sign the lease and pay the equipment vendor. We understand the importance of this certification to the leasing company prior to paying the vendor and we understand we will be precluded from denying the truth of this certification in the future.

AVALON-BORDEN COMPANIES, INC. & AVALON MEDIA GROUP, INC. JOINTLY AND SEVERLY
--------------------------------------------------------------------------------
Lessee Name

/s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
--------------------------------------------------------------------------------
Signature                  Print Name                         Title

/s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
--------------------------------------------------------------------------------
Signature                  Print Name                         Title

Date:    10/18/99
      -----------------------

                 VERBAL VERIFICATION OF DELIVERY AND ACCEPTANCE

Your acceptance of delivery will be verified by a phone audit within the next three days. Please list the phone numbers at which you may be reached during this time:

-------------------------------         -----------------------------
Office telephone                        Home telephone

-------------------------------         -----------------------------
Mobile telephone                        Other telephone

                   AUTHORIZATION TO VERIFY WITH ANOTHER PARTY

I may not be able to give verbal verification of the equipment delivery. In that case, I hereby authorize___________________(print name) to provide that verification in my place. I realize that this person's verification shall be legally binding and shall abide by his or her decision. They can be contacted at
_______________________.

AVALON-BORDEN COMPANIES, INC. & AVALON MEDIA GROUP, INC. JOINTLY AND SEVERLY
--------------------------------------------------------------------------------
Lessee Name

/s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
--------------------------------------------------------------------------------
Signature                  Print Name                         Title

/s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
--------------------------------------------------------------------------------
Signature                  Print Name                         Title

                                  SCHEDULE "A"
This schedule is to be attached to and becomes part of Lease date__________, 199__.

                         DESCRIPTION OF EQUIPMENT LEASE

ADDRESS                    EQUIPMENT
-------                    ---------
1347 CLEARVIEW DRIVE       (1) ADPLAYER MODULE       (1) VISUAL CIRCUITS GENLOCK BOARDS
RINGGOLD, GA               (1) VISUAL CIRCUITS 4 REELTIME PRO

927 E. ALT 52              (2) ADPLAYER MODULE       (2) VISUAL CIRCUITS GENLOCK BOARDS
CHATSWORTH, GA             (2) VISUAL CIRCUITS 4REELTIME PRO

HIGHWAY 27S                (2) ADPLAYER MODULE       (2) VISUAL CIRCUITS GENLOCK BOARDS
SUMMERVILLE, GA            (2) VISUAL CIRCUITS 4REELTIME PRO

7133 HIGHWAY 41            (3) ADPLAYER MODULE       (3) VISUAL CIRCUITS GENLOCK BOARD
JASPER, TN                 (3) VISUAL CIRCUITS 4REELTIME PRO

CRESCENTWOOD CIRCLE        (2) ADPLAYER MODULE       (2) VISUAL CIRCUITS GENLOCK BOARDS
DECATUR, TN                (2) VISUAL CIRCUITS 4REELTIME PRO

115 CHERRY STREET          (2) ADPLAYER MODULE       (2) VISUAL CIRCUITS GENLOCK BOARDS
DUNLAP, TN                 (2) VISUAL CIRCUITS 4REELTIME PRO

203 CUMBERLAND             (1) ADPLAYER MODULE       (1) VISUAL CIRCUITS GENLOCK BOARDS
PIKEVILLE, TN              (1) VISUAL CIRCUITS 4REELTIME PRO

5959 SHALLOWFORD RD., STE. 4093     (16) VISUAL CIRCUITS GENLOCK BOARDS
CHATTANOOGA, TN                     (7) VISUAL CIRCUITS 4REELTIME PRO  (16) ADPLAYER MODULE

617 GAULT AVE N.           (2) ADPLAYER MODULE       (2) VISUAL CIRUITS GENLOCK BOARDS
FT. PAYNE, AL              (2) VISUAL CIRCUITS 4REELTIME PRO

3955 COUNTY ROAD #47       (2) ADPLAYER MODULE       (2) VISUAL CIRCUITS GENLOCK BOARDS
RAINSVILLE, AL             (2) VISUAL CIRCUITS 4REELTIME PRO

And any duplicate parts, extras, mechanisms and devises related thereto or used in connection therewith, now attached to or delivered with the designated equipment of that may at any time hereafter be obtained from the Lessor or be added thereto by or with the consent of the Lessor.

This schedule is hereby verified correct and undersigned Lessee acknowledges receipt of a copy.

NATIONWIDE FUNDING, LLC
------------------------------------
Lessor

By: /s/
    --------------------------------
    Signature

    --------------------------------
    Print name and title

AVALON-BORDEN COMPANIES, INC. & AVALON MEDIA GROUP, INC. JOINTLY AND SEVERALY
--------------------------------------------------------------------------------
Lessee Name

By: /s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
    ----------------------------------------------------------------------------
    Signature                  Name                               Title

By: /s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
    ----------------------------------------------------------------------------
    Signature                  Name                               Title

                              IDENTIFICATION FORM

      AVALON-BORDEN COMPANIES, INC. & AVALON MEDIA GROUP, INC., JOINTLY AND
      ---------------------------------------------------------------------
                                    SEVERLY
                                    -------
                                  Lessee name

LESSEE'S FEDERAL ID#   63-0967802
                    ---------------------------------
                    For Avalon-Borden Companies, Inc.

LESSEE'S FEDERAL ID#   62-1744845
                    ---------------------------------
                    For Avalon Media Group, Inc.

LESSEE'S DRIVER'S LICENSE: (PLEASE COPY BELOW):


         (PLEASE ATTACH A LEGIBLE COPY OF YOUR LICENSE WITH SIGNATURE)

MISCELLANEOUS PROPERTY COVERAGE CONTRAC

LESSEE: AVALON-BORDEN COMPANINES, INC. & AVALON MEDIA GROUP, INC. J/S
ADDRESS: 5959 Shallowford Road  Suite 4093
CITY:  Cahttanooga, STATE: TN  ZIP: 37421
PHONE: 423-485-5554                      FAX:

NAME:      JAMES BOHANNON                TITLE:  CHAIRMAN

SIGNATURE /s/ JAMES BOHANNON            /s/ JAMES BOHANNON           DATE 10/18
          ----------------------------------------------------------     -------
          (Signature and Date Required Regardless of Option Selected)

The above named lessee has entered into a lease agreement and has agreed to be responsible for insuring the leased equipment with NATIONWIDE FUNDING LLC (LESSOR) AND ITS ASSIGNEES as LOSS PAYEE AND ADDITIONAL INSURED.

================================================================================
Equipment Lessors Protection Association, Inc. will provide Master Policy Property Coverage on the leased equipment for the full term of the lease. The Master Policy Property Coverage includes fire, lighting, explosion, windstorm, hail, smoke, riot, strike, vandalism, theft, flood, earth movement, or accident in the vehicle while carrying the covered property, goods in transit cargo coverage, extended coverage, and malicious mischief for the full replacement value of the equipment. Should you wish to purchase Master Policy Property Coverage provided by Equipment Lessors Protection Association, Inc. Please remit a separate check in the amount stated below PAYABLE TO E.L.P.A.
================================================================================

DEDUCTIBLE: All Risk $500.00 deductible - EXCEPT Earthquake and Flood, $10,000 per occurrence. (Earthquake Coverage EXCLUDED for the State of California) and Personal Computers $2,500.00 Per Occurrence
EQUIPMENT:  See Schedule `A' VALUE:  $191746.00

[X] PHYSICAL DAMAGE: Insurance is to be provided for fire, lighting, explosion, windstorm, hail, smoke, riot, strike, vandalism, theft, flood, earth movement, or accident in the vehicle while carrying the covered property, goods in transit cargo coverage, extended coverage and malicious mischief for the full value of the equipment with NATIONWIDE FUNDING LLC (LESSOR) and it's assigns named as Loss Payee.

[X] LIABILITY: Coverage should be written within minimum limits of $1,000,000 BODILY INJURY. NATIONWIDE FUNDING LLC (LESSOR) and its assigns, at 300 W Adams Ste 510 Chicago, IL 60606 is to be named as ADDITIONAL INSURED

--------------------------------------------------------------------------------
NO, I do not want your Master Policy Coverage . I will use my own insurance company and I WILL PROVIDE THE SAME COVERAGE AS LISTED ABOVE.

YOUR INSURANCE MUST BE IN PLACE BEFORE THIS LEASE COMMENCES
YOUR INSURANCE COMPANY INFORMATION

NAME:_________________________________________
ADDRESS:______________________________________
CITY________________STATE:________ZIP_________
PHONE:_________________FAX:___________________
--------------------------------------------------------------------------------

                                PURCHASE OPTION

NATIONWIDE FUNDING, LLC, the Lessor named in a certain Equipment Lease date ________________, 1999, with a monthly payment of $4,659.24, does hereby grant to AVALON-BORDEN COMPANIES, INC. at AVALON MEDIA GROUP JOINTLY AND SEVERALY the Lessee named in said Lease, the option to purchase the equipment leased thereby, as a whole and not in part, and on an as-is where-is basis, at the end of the original or any renewal term of said Lease, provided that Lessee is not then in default under said Lease or any other agreement with lessor. This option may be exercised by Lessee only upon giving not less that thirty (30) nor more than sixty (60) days prior written notice to Lessor, and accompanied by the purchase option price of $1.00


NATIONWIDE FUNDING, LLC
Lessor

By: /s/
    -------------------------------
        Signature

-----------------------------------
Print name and title

-----------------------------------
Date

AVALON-BORDEN COMPANIES, INC. & AVALON MEDIA GROUP JOINTLY & SEVERALY
Lessee Name

By: /s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
    ----------------------------------------------------------------------------
    Signature                  Print Name                         Title

By: /s/ JAMES BOHANNON         JAMES BOHANNON                     CHAIRMAN
    ----------------------------------------------------------------------------
    Signature                  Print Name                         Title

    10/18/99
------------------
Date

                                  ADDENDUM "A"

MASTER LEASE AGREEMENT NO:
LEASE SCHEDULE NO:

Reference is made to the above-referenced Master Lease Agreement ("Lease") dated the 10th day of September, 1999 by and between Avalon-Borden Companies Inc. & Avalon Media Group. Inc. Jointly & Severally as Lessee, and NATIONWIDE

Notwithstanding the terms a [Illegible] and to the limited extent hereof, the parties hereto agree as follows:

There shall be an additional [Illegible] schedule A" as follows:

Address:   5959  Shallowford Rd. Suite 4093
           Chattanooga, TN 37421
------------------------------------------
   2        4 Reel Time Pro S-Video 4 Ch
   2        Genlockquad s/A/V Switch Rev D

Address:   7133 HWY 41, JASPER, TN
------------------------------------------
   2        4 Reel Time Pro S-Vide0 4 Ch
   2        Genlockquad s/ A/V Switch Rev D

Address:   7133 HWY 41, JASPER, TN
------------------------------------------
   1        4 Reel Time Pro S-Vide0 4 Ch
   1        Genlockquad s/ A/V Switch Rev D

In all other respects, the terms and conditions of the Lease, as originally set forth, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "A" at the date set forth below their respective signature.

LESSEE:                                         LESSOR:
Avalon-Borden Companies, Inc. & Avalon Media
Group, Inc. Jointly & Severally                 Nationwide Funding, LLC
5959 Shallowford Road. 44093                    300 W. Adams, Suite 510
Chattanooga, TN 37421                           Chicago, IL 60606

BY: /s/ JAMES BOHANNON                      BY:
    ----------------------------                ------------------------------
NAME: James Bohannon                        NAME:
                                                  ----------------------------
TITLE: Chairman                             TITLE:  President

DATE: 9/10/99                               DATE: 9/13/99

BY: /s/ JAMES BOHANNON
    ----------------------------
NAME:  James Bohannon

TITLE: Chairman

DATE: 9/10/99

                              CORPORATE RESOLUTION

STATE OF Alabama, COUNTY OF _______________________

         I, Sarah C. Wallace, being first duly sworn do state that I am the duly elected, qualified and acting Secretary of Avalon-Borden Companies, Inc. a Delaware corporation and that the following resolution was approved by the Board of Directors of said corporation on October 18, 1999 at a duly convened meeting of said Board, at which time a quorum was present and that the said resolution has not been amended nor repealed:

         WHEREAS, James Bohannon, Chairman, an officer of this corporation has negotiated with Nationwide Funding, LLC for a non-cancelable lease of certain property to wit: (description of equipment)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEE SCHEDULE "A", ATTACHED HERETO AND MADE A PART OF
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              --------------------

the terms of said non-cancelable lease are as follows: 60 payments of $4,659.24, beginning__________________, and,

WHEREAS, the Board of Directors has examined all the terms of said non-cancelable lease.

NOW THEREFORE BE IT RESOLVED, that James Bohannon is/are directed, empowered and authorized to sign on behalf of this corporation one certain non-cancelable lease, (a copy of which is attached to this resolution and by this reference incorporated herein), said lease obligating the corporation to pay, among other obligations ________lease payments each commencing on _____________,__________. Dated this 18th day of October, 1999.

                                        /s/ SARAH C. WALLACE
                                        ----------------------------
                                        Secretary

                              CORPORATE RESOLUTION

STATE OF Tennessee, COUNTY OF _______________________

         I, Maurice C. Mitchell, being first duly sworn do state that I am the duly elected, qualified and acting Secretary of Avalon Media Group, Inc. a Tennessee corporation and that the following resolution was approved by the Board of Directors of said corporation on October 18, 1999 at a duly convened meeting of said Board, at which time a quorum was present and that the said resolution has not been amended nor repealed:

         WHEREAS, James Bohannon, Chairman, an officer of this corporation has negotiated with Nationwide Funding, LLC for a non-cancelable lease of certain property to wit: (description of equipment)

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SEE SCHEDULE "A", ATTACHED HERETO AND MADE A PART OF
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the terms of said non-cancelable lease are as follows: 60 payments of $4,659.24, beginning__________________, and,

WHEREAS, the Board of Directors has examined all the terms of said non-cancelable lease.

NOW THEREFORE BE IT RESOLVED, that James Bohannon is/are directed, empowered and authorized to sign on behalf of this corporation one certain non-cancelable lease, (a copy of which is attached to this resolution and by this reference incorporated herein), said lease obligating the corporation to pay, among other obligations ________lease payments each commencing on _____________,__________. Dated this 18th day of October, 1999.

                                        /s/ MAURICE C. MITCHELL
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                                        Secretary